                                                                    EXHIBIT 99.7

       CONFIRMATION FOR U.S. DOLLAR BALANCE GUARANTEED INTEREST RATE SWAP
                     TRANSACTION UNDER 2002 MASTER AGREEMENT
                           (CLASS A-2FL CERTIFICATES)

DATE:   December 7, 2005                          OUR REF:
TO:     Merrill Lynch Mortgage Trust 2005-CKI1    FROM:    Merrill Lynch Capital
        c/o LaSalle Bank National Association              Services, Inc.
ATTN:   Global Securities and Trust Services
        Group- Merrill Lynch Mortgage             CONTACT: Hui Sun Kwei
        Investors, Inc., Commercial Mortgage
        Pass-Through Certificates, Series
        2005-CKI1
FAX NO: (312) 904-1085                            FAX NO: 1-917-778-0836
TEL NO: (312) 904-7989                            TEL NO: 1-212-449-8253

Dear Sir/Madam,

          The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between MERRILL LYNCH MORTGAGE TRUST
2005-CKI1 and MERRILL LYNCH CAPITAL SERVICES, INC. (each a "party" and together
"the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master
Agreement specified below.

          The definitions and provisions contained in the 2000 ISDA Definitions
(as published by the International Swaps and Derivatives Association, Inc., the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement dated and effective as of December 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
KeyCorp Real Estate Capital Markets, Inc., as Master Servicer, J.E. Robert
Company, Inc., as Special Servicer, LaSalle Bank National Association, as
Trustee, and ABN AMRO Bank N.V., as Fiscal Agent (the "Pooling and Servicing
Agreement").

          This Confirmation supplements, forms part of, and is subject to, the
ISDA Master Agreement (including the Schedule thereto) dated as of December 7,
2005, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

          In this Confirmation, "Party A" means Merrill Lynch Capital Services,
Inc., and "Party B" means Merrill Lynch Mortgage Trust 2005-CKI1.

1.   The terms of the particular Transaction to which this Confirmation relates are as follows:

        Notional Amount:                    With respect to each Distribution
                                            Date, for both Fixed Amounts and
                                            Floating Amounts, the total
                                            Certificate Principal Balance of the
                                            Class A-2FL Certificates as of the
                                            close of business on the last day of
                                            the calendar month immediately
                                            preceding such Distribution Date
                                            (with respect to the Payment Date(s)
                                            related to the first Distribution
                                            Date, the Notional Amount shall be
                                            $100,000,000).

        Trade Date:                         December 1, 2005

        Effective Date:                     December 7, 2005

        Termination Date:                   The earlier of: (a) the Rated Final
                                            Distribution Date (as defined in the
                                            Pooling and Servicing Agreement) in
                                            November of 2037; or (b) the date
                                            when the Notional Amount hereunder
                                            has been reduced to zero, in each
                                            case subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention.

        Initial Up-front Payment by Party   $281,973.33, to be paid on the
        A to Depositor (as defined in the   Effective Date.
        Pooling and Servicing Agreement):

        Initial Accrual Interest Payment    $0, to be paid on the Effective
        by Party A to the Depositor:        Date.

        Payment Dates:                      With respect to any Distribution
                                            Date:

                                            (i) such Distribution Date, with
                                            respect to Additional Fixed Amounts
                                            or any Fixed Payer Shortfall
                                            Reimbursement Amount; and

                                            (ii) with respect to Floating
                                            Amounts and Fixed Amounts that are
                                            neither Additional Fixed Amounts nor
                                            Fixed Payer Shortfall Reimbursement
                                            Amounts, (A) the 2nd Business Day
                                            immediately preceding such
                                            Distribution Date, if the Floating
                                            Amount is greater than the Regular
                                            Fixed Amount, or (B) such
                                            Distribution Date, if the Regular
                                            Fixed Amount is greater than or
                                            equal to the Floating Amount.

        Business Days:                      As defined in the Pooling and
                                            Servicing Agreement.

        Calculation Agent:                  Party B

     FIXED AMOUNTS:

        Fixed Rate Payer:                   Party B

        Fixed Rate:                         5.21%  per annum

        Fixed Amount:                       With respect to any Distribution
                                            Date and the applicable Payment Date
                                            to which it relates, the lesser of:
                                            (1) the product of (a) the Fixed
                                            Rate, (b) 1/12 and (c) the Notional
                                            Amount with respect to such
                                            Distribution Date (the "Regular
                                            Fixed Amount"); (2) the amount of
                                            interest distributions paid in
                                            respect of the Class A-2FL REMIC II
                                            Regular Interest on such
                                            Distribution Date under the Pooling
                                            and Servicing Agreement (the
                                            "Available Fixed Amount"); or (3)
                                            the product of (a) the Weighted
                                            Average Net Mortgage Pass-Through
                                            Rate (as defined in the Pooling and
                                            Servicing Agreement) with respect to
                                            the related Distribution Date, (b)
                                            1/12 and (c) the Notional Amount
                                            with respect to such Distribution
                                            Date (the "Net WAC Fixed Amount").

        Additional Fixed Amount:            With respect to any Distribution
                                            Date and the applicable Payment Date
                                            to which it relates, the amount of
                                            any Yield Maintenance Charges and
                                            Prepayment Premiums (each as defined
                                            in the Pooling and Servicing
                                            Agreement) paid in respect of the
                                            Class A-2FL REMIC II Regular
                                            Interest on the related

                                       -2-

                                            Distribution Date under the Pooling
                                            and Servicing Agreement.

        Fixed Payer Shortfall               With respect to any Distribution
        Reimbursement Amount:               Date and the applicable Payment Date
                                            to which it relates, if the
                                            Cumulative Fixed Payer Shortfall
                                            Amount is an amount greater than
                                            zero, and further if the Available
                                            Fixed Amount exceeds the Regular
                                            Fixed Amount, an amount equal to the
                                            lesser of such excess interest
                                            distributions and the Cumulative
                                            Fixed Payer Shortfall Amount.

                                            "Cumulative Fixed Payer Shortfall
                                            Amount" means, with respect to any
                                            Distribution Date, (a) the sum of
                                            all Fixed Payer Shortfall Amounts
                                            with respect to prior Distribution
                                            Dates minus (b) the sum of all Fixed
                                            Payer Shortfall Reimbursement
                                            Amounts with respect to prior
                                            Distribution Dates.

                                            For the avoidance of doubt, interest
                                            distributions with respect to the
                                            Class A-2FL REMIC II Regular
                                            Interest do not include Prepayment
                                            Premiums or Yield Maintenance
                                            Charges for the purposes of
                                            calculating Available Fixed Amounts.

        Fixed Payer Shortfall Amount:       (see definition of Floating Amount
                                            below)

     FLOATING AMOUNTS:

        Floating Rate Payer:                Party A

        Floating Rate Payer Calculation     With respect to any Distribution
        Periods:                            Date and the Payment Date to which
                                            it relates, the period from and
                                            including the 12th day of the
                                            calendar month (without adjustment
                                            to reflect any Business Day
                                            Convention) which precedes the
                                            calendar month during which such
                                            Distribution Date occurs (or the
                                            Closing Date, as defined in the
                                            Pooling and Servicing Agreement, in
                                            the case of the Initial Floating
                                            Rate Payer Calculation Period) to,
                                            but excluding, the 12th day of the
                                            calendar month (without adjustment
                                            to reflect any Business Day
                                            Convention) during which such
                                            Distribution Date occurs, except
                                            that the final Floating Rate Payer
                                            Calculation Period will end on, but
                                            exclude, the Termination Date.

        Initial Floating Rate Payer         From and including the Closing Date
        Calculation Period:                 to, but  excluding,  January 12,
                                            2006.

        Floating Rate Option:               LIBOR, as defined and calculated
                                            under the Pooling and Servicing
                                            Agreement.

        Spread:                             0.1250%

        Floating Rate for the Initial       LIBOR plus the Spread.
        Floating Rate Payer Calculation
        Period:

        Floating Rate Day Count Fraction:   Actual/360

                                       -3-

        Floating Amount:                    For each Payment Date in respect of
                                            a Floating Rate Payer Calculation
                                            Period, the greater of (A) zero and
                                            (B) an amount equal to (1) the
                                            product of (a) the Floating Rate,
                                            (b) the Floating Rate Day Count
                                            Fraction and (c) the Notional Amount
                                            for such Floating Rate Payer
                                            Calculation Period (the "Regular
                                            Floating Amount") minus (2) an
                                            amount equal to (x) the Regular
                                            Fixed Amount minus (y) the Fixed
                                            Amount; provided, however, that if
                                            the amount in clause (2) is greater
                                            than the amount in clause (1), the
                                            absolute value of such amount shall
                                            become a "Fixed Payer Shortfall
                                            Amount".

2.      CREDIT SUPPORT                      With respect to Party B, the Pooling
        DOCUMENTS:                          and Servicing Agreement (but only to
                                            the extent set forth in the Schedule
                                            to the Agreement).

                                            With respect to Party A, (1) the
                                            Guarantee of Merrill Lynch & Co.,
                                            Inc., dated December 7, 2005 and (2)
                                            the Credit Support Annex dated
                                            December 7, 2005 between Party A and
                                            Party B

3.      ACCOUNT DETAILS:

        Account for payments to             Deutsche Bank Trust Company Americas
        Party A:                            New York, NY: 021001033
                                            FAO: Merrill Lynch Capital Services,
                                            Inc.
                                            New York, NY
                                            Acct: 00-811-874

        Account for payments to             Name: LaSalle Bank National
        Party B:                            Association, as Trustee
                                            ABA# 071-000-505
                                            Trust A/C# 723186.1

4.      OFFICES:

        The Office of Party A for

        this Transaction is:                New York, NY

        The Office of Party B for           Chicago, Illinois
        this Transaction is:

5.      It is understood and agreed by Party A and Party B that the duties of
        Party B hereunder shall, pursuant to the Pooling and Servicing
        Agreement, be performed by or at the direction of LaSalle Bank National
        Association in its capacity as Trustee thereunder (or any successor trustee thereunder).

        Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of the Confirmations Unit (fax no. 917-778-0836).

                                       -4-

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

MERRILL LYNCH CAPITAL SERVICES, INC.   ACCEPTED AND CONFIRMED AS OF THE DATE
                                       FIRST WRITTEN:

                                       MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

                                       BY: LASALLE BANK NATIONAL ASSOCIATION,
                                           NOT IN ITS INDIVIDUAL CAPACITY,
                                           BUT SOLELY AS TRUSTEE

By: /s/ Angelina Lopes                 By: /s/ Brian D. Ames
    --------------------------------       -------------------------------------
Name: Angelina Lopes                   Name: Brian D. Ames
Title: Authorized Signatory            Title: First Vice President

                                       -5-